UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2007

GLOBALOPTIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117495	73-1703260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, 27th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See the disclosures set forth under Item 3.02, which are incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

See the disclosures set forth under Item 3.02, which are incorporated by reference into this Item 1.02.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 25, 2007, GlobalOptions Group, Inc., a Delaware corporation, eliminated all of its outstanding Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and warrants in an equity restructuring (“Equity Restructuring”).

As a result of the Equity Restructuring, all formerly outstanding Series A and B Preferred Stock and warrants convertible into 6,625,562 shares of common stock have been restructured into a total of 5,904,553 shares, consisting of (1) newly-created Series C and D Preferred Stock convertible into 5,273,788 shares and (2) 630,765 shares of common stock.

Terms of Equity Restructuring

As part of the Equity Restructuring, holders of our Series A Preferred Stock and Series B Preferred Stock received, in consideration of the cancellation of those shares and all of their warrants:

•	one share of Series C Preferred Stock for each share of their Series A Preferred Stock and Series B Preferred Stock; and

•	31.25 shares of common stock for each share of their Series A Preferred Stock and Series B Preferred Stock.

In addition, all other warrant holders received, in consideration of the cancellation of their warrants, 0.2 shares of common stock for each share subject to those warrants.

The Equity Restructuring was consummated pursuant to the terms of a Restructuring Agreement. Under the Restructuring Agreement, participants in the Equity Restructuring released us from all of our obligations under the Certificates of Designations for the Series A Preferred Stock and Series B Preferred Stock, the warrants and the related transaction documents, including our obligation to register for resale the shares of common stock underlying those securities.

Terms of Series C and D Preferred Stock

The Series C Preferred Stock will automatically convert into common stock upon the consummation of a firm commitment underwritten public offering generating at least $20,000,000 in gross proceeds to us (a “Qualified Public Offering”). While outstanding, the Series C Preferred Stock will vote together with the common stock on an as-converted basis. Holders of the Series C Preferred Stock are not entitled to receive dividends.

In addition, to minimize the impact of concentrated voting power, a limited number of holders, whose receipt of common stock in the Equity Restructuring would have caused them to beneficially own in excess of 4.99% of our outstanding common stock, received shares of Series D Preferred Stock in lieu of shares of common stock. Similarly, some of these holders will also receive one share of Series D Preferred Stock upon the conversion of each share of their Series C Preferred Stock. The Series D Preferred Stock is non-voting, has a nominal $0.001 per share liquidation preference and is convertible into common stock to the extent that a holder’s beneficial ownership of our common stock falls below the 4.99% threshold.

The shares of Series C and D Preferred Stock and common stock issued in the Equity Restructuring were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder, which exempts transactions by an issuer not involving any public offering.

Registration Rights Agreement

We entered into a Restructuring Registration Rights Agreement with the participants in the Equity Restructuring in which we agreed to register for resale all of the shares of common stock issued or issuable upon the completion of the Equity Restructuring, the conversion of the Series C Preferred Stock and the conversion of the Series D Preferred Stock. We agreed to file a resale registration statement covering these shares by the earlier of 90 days following the closing of the Equity Restructuring and the filing date of a registration statement relating to a Qualified Public Offering and to use our best efforts to have the resale registration statement declared effective by the earlier of 150 days following the closing of the Equity Restructuring and the effective date of a registration statement relating to a Qualified Public Offering. We also agreed to use our best efforts to maintain the effectiveness of the resale registration statement until the earlier of the time when all of the registered shares have been sold or may be sold without restriction pursuant to Rule 144(k) under the Securities Act of 1933. The Restructuring Registration Rights Agreement obligates us to pay specified liquidated damages to the participants in the Equity Restructuring to the extent we do not meet these deadlines or maintain the effectiveness of the resale registration statement for the required time period, as well as for certain other events.

We will pay all registration expenses, other than underwriting discounts and commissions, related to the resale registration statement. The Restructuring Registration Rights Agreement contains customary cross-indemnification provisions pursuant to which we will indemnify the selling stockholders in the event of material misstatements or omissions in the resale registration statement attributable to us, and they will indemnify us for material misstatements or omissions attributable to them.

As part of the Restructuring Registration Rights Agreement, all of the participants in the Equity Restructuring agreed not to offer, sell, contract to sell, pledge (subject to limited exceptions), dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable or exercisable for shares of our common stock for a period of 90 days after a Qualified Public Offering.

Each of (i) the Restructuring Agreement, (ii) the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series C Convertible Preferred Stock, (iii) the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series D Convertible Preferred Stock, (iv) the Restructuring Registration Rights Agreement and (v) the press release announcing the consummation of the Equity Restructuring is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2007, we filed with the Secretary of State of the State of Delaware each of the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series C Convertible Preferred Stock and the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series D Convertible Preferred Stock. The terms of the Series C and D Preferred Stock are more fully described in such Certificates of Designations, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference. In addition, on July 26, 2007, we filed with the Secretary of State of the State of Delaware certificates eliminating from our certificate of incorporation, as amended, all matters relating to our Series A Preferred Stock and Series B Preferred Stock, all formerly outstanding shares of which were cancelled in the Equity Restructuring.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

Exhibit No.	Description
3.1	Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series C Convertible Preferred Stock.

3.2	Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series D Convertible Preferred Stock.

10.1	Restructuring Agreement, dated as of July 25, 2007, by and among GlobalOptions Group, Inc. and certain holders of the Company’s securities.

10.2	Restructuring Registration Rights Agreement, dated as of July 25, 2007, by and among GlobalOptions Group, Inc. and certain holders of the Company’s securities.

99.1	Press release, dated July 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2007	GLOBALOPTIONS GROUP, INC.

	By:	/s/ Harvey W. Schiller
Harvey W. Schiller, Ph.D.
Chairman and Chief Executive Officer

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